                                  JULY 16, 2001
                        DART 2000-1 DISTRIBUTION SUMMARY

                                                        COLLECTION ACCOUNT
                                                                             7/16/01             7/26/01               REVISED
WIRE/DEPOSIT TO:                        IN CONSIDERATION OF:             IN THE AMOUNT OF:   IN THE AMOUNT OF:   IN THE AMOUNT OF:
----------------                        --------------------             -----------------   -----------------   -----------------

1.  Premier Auto Finance, Inc.          Reimburse Previous Advances                 0.00                0.00                   0.00
                                        Excess Coverage                             0.00                0.00                   0.00

2.  Bank of New York                    Indenture Trustee Fee                       0.00                0.00                   0.00

3.  Chase                               Owner Trustee Fee                           0.00                0.00                   0.00

4.  Premier Auto Finance, Inc.          Servicing Fees                        398,505.60            (562.68) (1)         397,942.92
                                        Late Fees                              47,215.31                0.00              47,215.31
                                                                        -----------------   -----------------    -------------------
                                        Total Servicing Fees                  445,720.91            (562.68)             445,158.23

5.  Note Distribution Account           Note Interest                       2,741,764.40                0.00           2,741,764.40

6.  Certificate Distribution Account    Certificate Interest                   87,068.70                0.00              87,068.70

7.  Note Distribution Account           Principal Payable                  23,756,402.89           67,199.19 (2)      23,823,602.08

8.  Certificate Distribution Account    Principal Payable                           0.00                0.00                   0.00

9.  Reserve Fund                        Funding                                     0.00                0.00                   0.00

                                                                        -----------------   -----------------    -------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                              27,030,956.90           66,636.51 (3)      27,097,593.41
                                                                        =================   =================    ===================


                                                          RESERVE ACCOUNT
WIRE/DEPOSIT TO:                         IN CONSIDERATION OF:         IN THE AMOUNT OF:   IN THE AMOUNT OF:    IN THE AMOUNT OF:
----------------                         --------------------         -----------------   -----------------    -----------------
1. Collection Account                    Collection Shortfall             1,073,132.98        32,377.94 (3)       1,105,510.92

                                                                      -----------------   -----------------    -------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                             1,073,132.98        32,377.94           1,105,510.92
                                                                      =================   =================    ===================


                                        (1) The June liquidation adjustment resulted in a higher balance used in the calculation of the July 16th Servicing Fee.  The adjustment resulted in a $562.68 reduction in the
                                            Servicing Fee. The adjustment has been returned to the Collection Account.
/S/ Randall S. Royer                    (2) JUNE LIQUIDATION ADJUSTMENT:  Due to a systems error, 63 accounts totaling $675,211.20
--------------------------------            that were over 120 days past due were not liquidated in the previous
VP - Assistant Treasurer                    month.  $608,012.01 was identified at the time of the July 16th funding, however the remaining $67,199.19 was not paid to bond holders until 7/26/01.
                                        (3) The June liquidation adjustment impacted the calculation of the monthly servicer advance. The result of the adjustment required the Servicer to advance an additional
                                            $34,258.57.  The remaining portion of $32,377.94 was taken from the Reserve Account.


/S/ Matthew P. Romano
-----------------------------------------
SVP - Finance
                                                                                                                   July 25, 2001
                                                                                                                         2:56 PM


                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

               190,000,000.00           6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
               274,000,000.00           7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
               168,000,000.00           7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
                83,251,000.00           7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
                24,470,000.00           7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
                13,175,591.56           7.93% Dealer Auto Receivables Asset- Backed Certificates

                                 MONTHLY REPORT
                     FOR THE JULY 16, 2001 DISTRIBUTION DATE

A       CALCULATION OF AVAILABLE AMOUNTS

      1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                    $21,371,483.55
                                                                                                           -----------------
      2 Available Interest (as defined in Article I of the Sale and Servicing
        Agreement)                                                                                           $ 4,573,383.63
                                                                                                           -----------------
      3 Available Amounts (l. plus 2.)                                                                       $25,944,867.18
                                                                                                           -----------------

B       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                        $23,823,602.08
                                                                                                           -----------------
         (as defined in Article I of the Sale and Servicing
        Agreement)

C       CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                           $23,823,602.08
                                                                                                           -----------------

      1 Note Percentage for such Distribution Date

        (a) for each Distribution Date to but excluding the Distribution Date on which
            the principal amountof the Class B Notes is reduced to zero                                              100.00%
                                                                                                           -----------------

        (b) after the principal amount of the Class B Notes have been reduced to
            zero                                                                                                       0.00%
                                                                                                           -----------------

      2 Principal Distributable Amount (from B)                                                              $23,823,602.08
                                                                                                           -----------------

      3 Note Monthly Principal Distributable Amount for

        (a) Class A-1 Notes                                                                                           $0.00
                                                                                                           -----------------

        (b) Class A-2 Notes                                                                                  $23,823,602.08
                                                                                                           -----------------

        (c) Class A-3 Notes                                                                                           $0.00
                                                                                                           -----------------

        (d) Class A-4 Notes                                                                                           $0.00
                                                                                                           -----------------

        (e) Class B Notes                                                                                             $0.00
                                                                                                           -----------------

        (f) Note Principal Carryover                                                                                  $0.00
            Shortfall
                                                                                                           -----------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

      1 Class A-1 Interest
        Rate                                                                                                          6.69%
                                                                                                           -----------------

      2 Class A-2 Interest                                                                                            7.01%
        Rate
                                                                                                           -----------------
      3 Class A-3 Interest
        Rate                                                                                                          7.07%
                                                                                                           -----------------


      4 Class A-4 Interest
        Rate                                                                                                          7.12%
                                                                                                           -----------------
      5 Class B Interest Rate                                                                                         7.46%
                                                                                                           -----------------
      6 Class A-1 Note Interest Distributable Amount                                                                  $0.00
                                                                                                           -----------------
      7 Class A-2 Note Interest Distributable Amount                                                          $1,105,886.64
                                                                                                           -----------------
      8 Class A-3 Note Interest Distributable Amount                                                            $989,800.00
                                                                                                           -----------------
      9 Class A-4 Note Interest Distributable Amount                                                            $493,955.93
                                                                                                           -----------------
     10 Class B Note Interest Distributable Amount                                                              $152,121.83
                                                                                                           -----------------
     11 Aggregate Interest Carryover Shortfall for each Class for such
        Distribution Date                                                                                             $0.00
                                                                                                           -----------------
     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7,                                $2,741,764.40
        D.8, D.9, D.10 and D.11)                                                                           -----------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                        $26,565,366.48
                                                                                                           -----------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

      1 Certificate Balance                                                                                  $13,175,591.56
                                                                                                           -----------------
      2 Principal Distributable Amount                                                                                $0.00
                                                                                                           -----------------
      3 Certificate Percentage for each respective Distribution
        Date

      3 (a) for each Distribution Date to but excluding the Distribution Date on which the
            Principal Amount of the Class B Notes is reduced to zero                                                   0.00%
                                                                                                           -----------------
      3 (b) on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                           -----------------
      3 (c) thereafter                                                                                              100.00%
                                                                                                           -----------------
      4 (a) Principal Distributable Amount multiplied by the Certificate Percentage for such Distribution             $0.00
            Date
                                                                                                           -----------------
      4 (b) Certificate Principal Carryover Shortfall for such Distribution Date                                      $0.00
                                                                                                           -----------------
      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                      $0.00
                                                                                                           -----------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

      1 Certificate Pass-Through Rate                                                                                 7.93%
                                                                                                           -----------------
      2 (a) Certificate Monthly Interest Distributable Amount                                                    $87,068.70
                                                                                                           -----------------
      2 (b) Certificate Interest Carryover Shortfall for such Distribution Date                                       $0.00
                                                                                                           -----------------
      3 Certificate Interest Distributable Amount (sum of 2.(a)
        and 2.(b))                                                                                               $87,068.70
                                                                                                           -----------------
H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                        $87,068.70
                                                                                                           -----------------


                                  Page 5 of 10

I    FEES

      1 The Monthly Servicing Fee for such Distribution Date
        (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts
        as of the beginning of the preceding Distribution Date)                                                  397,942.92
                                                                                                           -----------------
      2 Late Payment Penalty Fees for such Distribution Date                                                     $47,215.31
                                                                                                           -----------------
      3 Extension Fees for such Distribution Date                                                                     $0.00
                                                                                                           -----------------
      4 Indenture Trustee Fee for such Distribution Date                                                              $0.00
                                                                                                           -----------------
      5 Owner Trustee Fee for such Distribution Date                                                                  $0.00
                                                                                                           -----------------
J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

      1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
        of the Sale and Servicing Agreement with respect  to the related Due Period                           $25,992,082.49
                                                                                                           -----------------
        a   All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest
            on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees for related Due
            Period                                                                                           $25,017,450.60
                                                                                                           -----------------
        b   All Net Liquidation Proceeds                                                                        $836,036.85
                                                                                                           -----------------
        c   The aggregate of the Repurchase Prices for Contracts required to be repurchased by the
            Depositor as described in Section 7.05 of the Sale and Servicing  Agreement                               $0.00
                                                                                                           -----------------
        d   All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement           $85,246.08
                                                                                                           -----------------
        e   All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                             $0.00
                                                                                                           -----------------
        f   All amounts received in respect of interest, dividends, gains, income and earnings on investments of
            funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale and Servicing             $53,348.96
            Agreement
                                                                                                           -----------------
        g   Total amount of funds deposited into the Collection Account pursuant to Section
             5.05(b) (the sum of a. through g.)                                                              $25,992,082.49
                                                                                                           -----------------

      2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i)
        through (iv) of Section 7.03(a) of the Sale and Servicing Agreement with respect to related Due
        Period                                                                                               $   445,158.23
                                                                                                           -----------------

        a   Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
              Section 7.02 of the Sale and Servicing  Agreement                                                       $0.00
                                                                                                          -----------------

        b   Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period        445,158.23
                                                                                                          -----------------

        c   Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for the
            related Due Period                                                                                        $0.00
                                                                                                           -----------------

        d   Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period            $0.00
                                                                                                           -----------------

        e   Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) Section 7.03(a) of the Sale and Servicing Agreement with respect
            to the related Due Period (sum of a. through d.)                                                    $445,158.23
                                                                                                           -----------------


                                  Page 6 of 10


      3 The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
        Date available to pay Note Distributable Amounts  and Certificate Distributable Amounts              $25,546,924.26
                                                                                                           -----------------
         (1(g) minus 2(e))

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE
     DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                             $1,105,510.92
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount      -----------------
     as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                               $0.00
                                                                                                           -----------------

M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                        $0.00
                                                                                                           -----------------

N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                      $1,105,510.92
                                                                                                           -----------------

O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                       $0.00
                                                                                                           -----------------

P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                      $57,898.21
                                                                                                           -----------------

Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS AND WITHDRAWALS
     THEREFROM ON SUCH DISTRIBUTION DATE                                                                      23,160,414.67
                                                                                                           -----------------

R    THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN AMOUNT EQUAL TO THE
     LESSER OF  (I) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF THE CLASS A-1 NOTES, THE CLASS A-2
     NOTES, THE CLASS A-3 NOTES, THE CLASS A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE
     BALANCE AS OF SUCH DISTRIBUTION DATE, AND (II) THE GREATER OF:

     (a)4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate
        Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes,
        the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)1.00% of the Aggregate Principal Balance as of the Cutoff
        Date.                                                                                                 29,534,902.42
                                                                                                           -----------------


S    THE POOL FACTOR

                                 Factor immediately Before             Factor immediately After
                                 such Distribution Date                such Distribution Date

            Class A-1 Note         1    0.0000000                        7   0.0000000
                                     -------------                         ------------

            Class A-2 Note         2    0.6909129                        8   0.6039654
                                     -------------                         ------------

            Class A-3 Note         3    1.0000000                        9   1.0000000
                                     -------------                         ------------

            Class A-4 Note         4    1.0000000                       10   1.0000000
                                     -------------                         ------------

            Class B Note           5    1.0000000                       11   1.0000000
                                     -------------                         ------------

            Certificate            6    1.0000000                       12   1.0000000
                                     -------------                         ------------

T    DELINQUENT CONTRACTS


      1 31-60 Days                                                                                   1,497   $16,126,136.91
                                                                                               -----------------------------

      2 61-90 Days                                                                                     273    $2,908,377.10
                                                                                               -----------------------------

      3 91 or More Days                                                                                 95    $1,131,225.74
                                                                                               -----------------------------

            Total Delinquent Receivables                                                             1,865   $20,165,739.75

            61+ Days Delinquencies as Percentage of Receivables                                                       0.89%

            Delinquency Ratio for Second Preceding Collection Period                                                  0.92%
            Delinquency Ratio for Preceding Collection Period                                                         1.01%
            Delinquency Ratio for Current Collection Period                                                           0.89%
            Average Delinquency Ratio                               (Reserve Fund Trigger Event >= 2.0%)              0.94%

U    DEFAULTED CONTRACTS

      1 Total Defaulted Contracts for the Due Period
                                                                                                       256     2,532,361.07
                                                                                                           -----------------

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                                 $895,286.87
                                                                                                           -----------------

      4 Liquidation expenses for the Due Period                                                                  $59,250.02
                                                                                                           -----------------

      5 Net Liquidation Proceeds for the Due Period                                                             $836,036.85
                                                                                                           -----------------

      6 Net Liquidation Losses for the Due Period                                                             $1,696,324.22
                                                                                                           -----------------

            Pool Balance at Beginning of Collection Period                                                  $478,206,716.21
            Net Loss Ratio for Current Collection Period                                                              4.26%

            Net Loss Ratio for Second Preceding Collection Period                                                     4.34%
            Net Loss Ratio for Preceding Collection Period                                                            3.53%
            Net Loss Ratio for Current Collection Period                                                              4.26%
            Average Net Loss Ratio                                  (Reserve Fund Trigger Event >= 2.5%)              4.04%

V    ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                                   $147,352.05
                                                                                                           -----------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed
        Advances                                                                                                $117,369.05
                                                                                                           -----------------

      3 Amount of Delinquent Interest for the related Due Period                                                $202,615.13
                                                                                                           -----------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of
        Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and Servicing
        Agreement)                                                                                               $85,246.08
                                                                                                           -----------------

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                             $232,598.13
                                                                                                           -----------------


                                  Page 8 of 10

W    REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing Agreement                0
                                                                                                           -----------------

      2 Principal Amount of such Contracts                                                                            $0.00
                                                                                                           -----------------

      3 Related Repurchase Price of such Contracts                                                                    $0.00
                                                                                                           -----------------

X    CONTRACTS

      1 Number of Contracts as of beginning of Due Period                                                            47,596
                                                                                                           -----------------

      2 Principal Balance of Contracts as of beginning of Due
        Period                                                                                               478,206,716.21
                                                                                                           -----------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the Due
        Period                                                                                                        11.61%
                                                                                                           -----------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning of the Due
        Period                                                                                                        38.71
                                                                                                           -----------------

      5 Number of Contracts as of end of Due Period                                                                  46,201
                                                                                                           -----------------

      6 Principal Balance of Contracts as of end of Due Period
                                                                                                             454,383,114.13
                                                                                                           -----------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                          11.61%
                                                                                                           -----------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of the Due Period              37.99
                                                                                                           -----------------

                                NET LOSS ADDENDUM
                       SECTION "U" OF SERVICER CERTIFICATE

FOR THE PERIOD ENDING 06/30/01                           REPORTED             ACTUAL*
SERVICING REPORT DATED 07/16/01                             8K                 LOSS
                                                      ----------------    ----------------
Net Loss Ratio for Current Month                           4.26%               2.68%
Net Loss Ratio for Previous Month                         **3.53%              2.52%
Net Loss Ratio for 2nd Previous Month                      4.34%               2.59%
Net Loss Ratio Three Month Average                         4.04%               2.60%

The difference between the Reported 8K and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:
1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing Agreement states:
     "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; PROVIDED, HOWEVER, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:
1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.

2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.

*Losses as determined according to the Servicer's customary servicing procedures.
**The June liquidation adjustment resulted in the understatement of the June 15, 2001 current month net loss ratio. The originally reported net loss ratio of 1.91% has been adjusted to 3.53% to reflect this adjustment.


                                 Page 10 of 10